UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         November 3, 2026

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373	27-0099920
(Commission File Number)	(IRS Employer Identification No.)

5420 S. Durango Dr., Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.

6.400% Senior Notes due 2032 and 6.700% Senior Notes due 2033

On November 3, 2026, Sands China Ltd. (“Sands China”), a majority-owned subsidiary of Las Vegas Sands Corp., completed its previously announced private offering of two series of senior unsecured notes in an aggregate principal amount of $1.0 billion, consisting of $700 million of 6.400% Senior Notes due 2032 (the “2032 Notes”) and $300 million of 6.700% Senior Notes due 2033 (the “2033 Notes” and, together with the 2032 Notes, the “Notes”). Sands China intends to use the net proceeds from the offering and cash on hand to redeem in full the outstanding principal amount of its $700 million 2.300% senior notes due 2027 and any accrued interest, repay the outstanding balance on its 2024 SCL Revolving Facility and for general corporate purposes, including capital expenditures.

The Notes are general senior unsecured obligations of Sands China. Each series of Notes will rank equally in right of payment with all of Sands China’s existing and future senior unsecured debt and will rank senior in right of payment to all of Sands China’s future subordinated debt, if any. The Notes will be effectively subordinated in right of payment to all of Sands China’s future secured debt (to the extent of the value of the collateral securing such debt) and will be structurally subordinated to all of the liabilities of Sands China’s subsidiaries. None of Sands China’s subsidiaries will guarantee the Notes.

The Notes were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction, and have been offered and sold only to Professional Investors (as defined in Chapter 37 of The Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited) that are qualified institutional buyers (in reliance on Rule 144A under the Securities Act) and non-U.S. Persons outside the United States (in reliance on Regulation S under the Securities Act). Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Each series of Notes will be listed on The Stock Exchange of Hong Kong Limited.

The Indenture

The Notes were issued pursuant to an indenture, dated as of November 3, 2026 (the “Indenture”), between Sands China and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The 2032 Notes will accrue interest at the rate of 6.400% per year and will mature on January 8, 2032. The 2033 Notes will accrue interest at the rate of 6.700% per year and will mature on November 8, 2033. Interest on the 2032 Notes will be payable semi-annually in arrears on each January 8 and July 8, commencing on January 8, 2027. Interest on the 2033 Notes will be payable semi-annually in arrears on each May 8 and November 8, commencing on May 8, 2027.

Sands China may redeem the 2032 Notes, in whole or in part, prior to December 8, 2031 and the 2033 Notes, in whole or in part, prior to September 8, 2033, in each case at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the 2032 Notes will be redeemable at the option of Sands China, in whole or in part, at any time on or after December 8, 2031 and the 2033 Notes will be redeemable at the option of Sands China, in whole or in part, at any time on or after September 8, 2033, in each case at 100% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

To the extent that changes in applicable tax laws impose certain withholding taxes on amounts payable on the Notes, and, as a result, Sands China is required to pay additional amounts on the Notes with respect to such withholding taxes, the Notes will be redeemable, in whole but not in part, at 100% of the principal amount of the Notes plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date.

Upon the occurrence of certain change of control triggering events, Sands China will be required to offer to repurchase the Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the purchase date applicable to such Notes. In addition, upon the occurrence of certain events triggering an investor put option,

Sands China will be required to offer to repurchase the Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, and additional amounts, if any, to, but excluding, the purchase date applicable to such Notes.

The Indenture contains covenants, subject to customary exceptions and qualifications, that limit the ability of Sands China and its subsidiaries to, among other things:

•incur liens;
•enter into sale and leaseback transactions; and
•consolidate, merge, sell or otherwise dispose of all or substantially all of Sands China’s assets on a consolidated basis.

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
4.1	Indenture, dated as of November 3, 2026, between Sands China and U.S. Bank Trust Company, National Association, as trustee.
4.2	Forms of 6.400% Senior Notes due 2032 and 6.700% Senior Notes due 2033 (included in Exhibit 4.1).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 3, 2026

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary